Prospectus Supplement

November 21, 2008

Morgan Stanley Institutional Fund, Inc.

Supplement dated November 21, 2008 to the Prospectus dated May 1, 2008 of:

Global Value Equity Portfolio

The Board of Directors (the "Board") of Morgan Stanley Institutional Fund, Inc.—Global Value Equity Portfolio (the "Portfolio") has approved a proposed reorganization of the Portfolio into Morgan Stanley Institutional Fund, Inc.—Global Franchise Portfolio (the "Acquiring Portfolio"). The proposed reorganization will be presented to stockholders of the Portfolio for approval at a special meeting of stockholders. If the proposed reorganization is approved, Portfolio stockholders will receive shares of common stock ("shares") of the Acquiring Portfolio in exchange for their shares of the Portfolio. Shareholders will receive the same class of shares of the Acquiring Portfolio equal in value to their class of shares of the Portfolio. Upon completion of the reorganization, the Portfolio will dissolve pursuant to a plan of dissolution adopted by the Board. The Portfolio has been closed for purchases by new investors as of the close of business on November 21, 2008.

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The section of the Portfolio's Prospectus entitled "Investment Summary—Global Value Equity Portfolio—Process" is hereby deleted and replaced with the following:

Process

The Sub-Adviser seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Sub-Adviser's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Sub-Adviser relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Sub-Adviser believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Sub-Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies it investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

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The fifth paragraph in the section of the Portfolio's Prospectus entitled "Investment Summary—Global Value Equity Portfolio—Risks" is hereby deleted and replaced with the following:

The Portfolio may also invest in the equity securities of any size company. While the Sub-Adviser believes that smaller companies may provide greater growth potential than larger, more established firms, investing in the securities of smaller companies also involves greater risk and price volatility.

The Fund's portfolio management team believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Fund's portfolio may consist of less holdings than a fund without such a specifically defined investment program. The Fund generally emphasizes a strategy that focuses on larger investments in a few select companies rather than smaller investments in a larger number of issuers. To the extent the Fund focuses its investments in this way, it may be subject to more risk than a less focused fund because changes affecting a single issuer may cause greater fluctuations in the value of the Fund's shares.

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The section of the Portfolio's Prospectus entitled "Additional Risk Factors and Information—Portfolio Turnover" is hereby deleted and replaced with the following:

The Global Franchise Portfolio and the Global Value Equity Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Global Franchise Portfolio and the Global Value Equity Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Each Portfolio may engage in frequent trading of securities to achieve its investment objective.

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The first, second and third paragraphs of the section of the Portfolio's Prospectus entitled "Fund Management—Portfolio Management—Global Value Equity Portfolio" are hereby deleted and replaced with the following:

The Portfolio's assets are managed within the Global Franchise team. The team consists of portfolio managers. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Hassan Elmasry, a Managing Director of the Sub-Adviser, Paras Dodhia and Michael Allison, each an Executive Director of the Sub-Adviser, and Jayson Vowles, a Vice President of the Sub-Adviser.

Mr. Elmasry has been associated with the Sub-Adviser or its affiliates in an investment management capacity since March 1995 and began managing the Portfolio in November 2008. Mr. Dodhia has been associated with the Sub-Adviser in an investment management capacity since July 2002 and began managing the Portfolio in November 2008. Mr. Allison has been associated with the Sub-Adviser in an investment management capacity since April 2000 and began managing the Portfolio in November 2008. Mr. Vowles has been associated with the Sub-Adviser in an investment management capacity since August 2003 and began managing the Portfolio in November 2008.

Mr. Elmasry is the lead manager of the Portfolio.

Please retain this supplement for future reference.

MSIGLINTSPT4

Statement of Additional Information Supplement

November 21, 2008

Morgan Stanley Institutional Fund, Inc.

Supplement dated November 21, 2008 to the Statement of Additional Information dated May 1, 2008:

With respect to the Global Value Equity Portfolio, the section of the Statement of Additional Information entitled "Management of the Fund—Investment Advisory and Other Services—Portfolio Managers—Portfolio Manager Compensation Structure—Global Value Equity Portfolio" is hereby deleted and replaced with the following:

Other Accounts Managed by the Portfolio Managers. As of September 30, 2008: Hassan Elmasry managed 10 registered investment companies with a total of approximately $4.7 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $879.8 million in assets; and 25 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $4.4 billion in assets. Michael Allison managed 10 registered investment companies with a total of approximately $4.7 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $879.8 million in assets; and 25 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $4.4 billion in assets. Paras Dodhia managed 10 registered investment companies with a total of approximately $4.7 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $879.8 million in assets; and 25 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $4.4 billion in assets. Jayson Vowles managed 10 registered investment companies with a total of approximately $4.7 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $879.8 million in assets; and 25 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $4.4 billion in assets.

Securities Ownership of Portfolio Managers. As of September 30, 2008, none of Hassan Elmasry, Michael Allison, Dodhia Paras or Jayson Vowles owned any securities in the Portfolio.

Please retain this supplement for future reference.